UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 15, 2008
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	3

9.01	Financial Statements and Exhibits	4

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 15, 2008, at a special meeting, the holders of Common Voting Shares and Class A Common Shares of The E. W. Scripps Company (the “Company”) approved a 1-for-3 reverse split by means of an amendment to the Company’s Articles of Incorporation pursuant to which: (i) each issued and outstanding Common Voting Share will be reclassified and changed into one-third (1/3) of a Common Voting Share, (ii) each issued and outstanding Class A Common Share will be reclassified and changed into one-third (1/3) of a Class A Common Share, and (iii) the Company’s stated capital account shall be reduced proportionately. Any fractional interest in a Common Voting Share or Class A Common Share that exists after giving effect to the amendment will be paid in cash. The reverse split takes effect July 16, 2008.

Item 9.01.	Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description of Item

3.1	Second Amendment to the Amended and Restated Articles of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

	BY:	/s/ Douglas F. Lyons

Douglas F. Lyons
Vice President and Controller
Dated: July 16, 2008

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